Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934

[X]  Filed by Registrant
[ ]  Filed by Party other than Registrant


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  use  by Commission only (as permitted by Rule 14a-6 (e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting Materials Pursuant to Section 240.14a-11 (c) or 240.14a-12

                        RESORTQUEST INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)

                        RESORTQUEST INTERNATIONAL, INC.
                   (Name of Person(s) filing Proxy Statement)

Payment of Filing Fee (check appropriate box):
[X]  No Fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the Filing fee is calculated and state how it was determined.): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total Fee paid: N/A

[ ]  Fee paid previously with preliminary materials.  N/A
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the Filing for which the offsetting fee was paid previously. Identify the previous Filng by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

                            RESORTQUEST INTERNATIONAL
                                 [LOGO OMITTED]




                                                         David C. Sullivan
                                                         Chairman
                                                         Chief Executive Officer




                                                  April 7, 1999

Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders on Thursday, May 13, 1999. At the meeting, we will review ResortQuest's performance for fiscal year 1998 and our expectations for the future.

     A notice of the meeting and Proxy Statement follow. You will also find enclosed your proxy voting card and the 1998 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on May 13th and addressing your questions and comments.


                                                           Sincerely,

                                                           /s/ David C. Sullivan
                                                           David C. Sullivan





         530 OAK COURT DRIVE, SUITE 360, MEMPHIS, TN 38117, 901-762-0600

                            RESORTQUEST INTERNATIONAL
                                 [LOGO OMITTED]


                                                   John K. Lines
                                                   Senior Vice President
                                                   General Counsel and Secretary



                                            April 7, 1999


                               NOTICE OF THE 1999
                         ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of ResortQuest International, Inc. will be held on Thursday, May 13, 1999, at 9:00 a.m., at the Embassy Suites, 1022 South Shady Grove Road, Memphis, TN 38120, to consider and take action on the following matters:

     l. The election of eleven directors to serve until the next annual meeting of shareholders;

     2. The ratification of the appointment of Arthur Andersen LLP as our independent public accountants for fiscal year 1999;

     3. The adoption of ResortQuest's Amended and Restated 1998 Long-Term Incentive Plan; and

     4. The transaction of any other business that is properly raised at the meeting.

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" THE THREE PROPOSALS.



                                             By Order of the Board of Directors,


                                             /s/ John K. Lines, Secretary
                                             John K. Lines, Secretary







         530 OAK COURT DRIVE, SUITE 360, MEMPHIS, TN 38117, 901-762-0600


TABLE OF CONTENTS--------------------------------------------------------------------------

                                                                                       PAGE
                                                                                      -----
Annual Meeting Information ..........................................................   1
 Who is entitled to vote? ...........................................................   1
 What am I voting on? ...............................................................   1
 How does the Board of Directors recommend I vote on the proposals? .................   1
 How do I vote? .....................................................................   1
 What is a quorum? ..................................................................   2
 What vote is required to approve each item? ........................................   2
 Who will count the vote? ...........................................................   2
 What is the deadline for shareholder proposals for next year's Annual Meeting? .....   2
 How much did this proxy solicitation cost? .........................................   2
Securities Ownership of Management and Principal Stockholders .......................   2
 Section 16(a) - Beneficial Ownership Reporting Compliance ..........................   4
Item l -- Election of Directors .....................................................   4
Nominees ............................................................................   4
Board Committees and Meeting Attendance .............................................   8
 Audit Committee ....................................................................   9
 Compensation Committee .............................................................   9
 Executive Committee ................................................................   9
 Capital Approval Committee .........................................................   9
Compensation of Directors ...........................................................  10
Report of the Compensation Committee of the Board of Directors ......................  10
 Role of the Compensation Committee .................................................  10
 Executive Compensation Program .....................................................  10
 Policy on Deductibility of Compensation ............................................  11
 Compensation Committee Interlocks and Insider Participation ........................  11
Corporate Performance ...............................................................  11
Compensation of Executive Officers ..................................................  13
 Summary of Compensation ............................................................  13
 Option Grants in Fiscal 1998 and Fiscal Year-End Option Values .....................  13
 Employment Agreements and Covenants not to Compete .................................  14
 Indemnification Agreements .........................................................  15


TABLE OF CONTENTS------------------------------------------------------------------------------

                                                                                            PAGE
                                                                                           -----
Certain Relationships and Related Transactions ...........................................  16
 Organization of ResortQuest .............................................................  16
 Leases of Facilities ....................................................................  19
 Management Agreements ...................................................................  20
 Other Transactions ......................................................................  21
Item 2 -- Ratification of Appointment of Independent Certified Public Accountants ........  24
Item 3 -- Adoption of ResortQuest's Amended and Restated 1998 Long-Term Incentive Plan ...  24
General ..................................................................................  24
Awards Granted Under the Plan ............................................................  25
Description of the Plan ..................................................................  26
 Eligibility .............................................................................  26
 Purpose .................................................................................  26
 Administration ..........................................................................  27
 Limitation on Awards ....................................................................  27
 Options .................................................................................  27
 Other Awards ............................................................................  28
 Changes in Common Stock .................................................................  29
 Amendments to the Plan and Outstanding Awards ...........................................  29
Federal Income Tax Consequences of Stock Options .........................................  29
Item 4 -- Other Matters ..................................................................  30
Exhibit A -- ResortQuest International, Inc. Amended and Restated 1998 Long-Term Incentive
 Plan ....................................................................................  A-1

                         RESORTQUEST INTERNATIONAL, INC.
                         530 Oak Court Drive, Suite 360
                            Memphis, Tennessee 38117

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

ANNUAL MEETING INFORMATION
                          ------------------------------------------------------

     This proxy statement contains information related to the Annual Meeting of Shareholders of ResortQuest International, Inc. to be held on Thursday, May 13, 1999, beginning at 9 a.m., at the Embassy Suites, 1022 South Shady Grove Road, Memphis, TN 38120, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of ResortQuest's Board of Directors to solicit your proxy for use at the Annual Meeting. The approximate date of mailing this proxy statement is April 7, 1999.

WHO IS ENTITLED TO VOTE?
                       ---------------------------------------------------------

     ResortQuest's outstanding Common Stock consists of Restricted Common Stock and non-restricted Common Stock (together, the "Common Stock"). Shareholders owning our Common Stock on March 23, 1999 are entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting. Each holder of Restricted Common Stock has one-half vote per share on all matters to be voted on. Each holder of non-restricted Common Stock has one vote per share on all matters to be voted on. On March 23, 1999, there were 17,188,804 shares of Common Stock outstanding, consisting of 3,134,630 shares of Restricted Common Stock and 14,054,174 shares of non-restricted Common Stock.

WHAT AM I VOTING ON?
                    ------------------------------------------------------------

     You will be asked to elect nominees to serve on the Board of Directors, to ratify the appointment of our independent public accountants for the 1999 fiscal year and to approve our Amended and Restated 1998 Long-Term Incentive Plan. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, your signed proxy card gives authority to David C. Sullivan, our Chairman and Chief Executive Officer, David L. Levine, our President and Chief Operating Officer and John K. Lines, our Senior Vice President, General Counsel and Secretary (together, the "Proxies"), to vote in accordance with their best judgment.

HOW DOES THE BOARD OF DIRECTORS
RECOMMEND I VOTE ON THE PROPOSALS?
                                  ----------------------------------------------

     The Board recommends a vote FOR each of the nominees for election to the Board, FOR the appointment of Arthur Andersen LLP as our independent public accountants for the 1999 fiscal year and FOR the approval of our Amended and Restated 1998 Long-Term Incentive Plan.

HOW DO I VOTE?
              ------------------------------------------------------------------

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your shares will be voted for the persons nominated for election as directors, in favor of ratifying the appointment of Arthur Andersen LLP as independent public accountants for the 1999 fiscal year and in favor of approving our Amended and Restated 1998 Long-Term Incentive Plan.

     You can revoke your proxy at any time before it is exercised. To do so, you must give written notice of revocation to the Secretary, ResortQuest International, Inc., 530 Oak Court Drive, Suite 360, Memphis, TN 38117, submit another properly signed proxy with a more recent date, or vote in person at the meeting.

WHAT IS A QUORUM?
                 ---------------------------------------------------------------

     A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a number of shares entitling them to exercise a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. There must be a quorum for the meeting to be held. Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Delaware law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Delaware law. Broker non-votes will not affect the outcome of a vote on a particular matter.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?
                                           -------------------------------------

     The director nominees will be elected by a plurality of the votes cast at the Annual Meeting. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast at the meeting to be approved.

WHO WILL COUNT THE VOTE?
                        --------------------------------------------------------

     American Stock Transfer & Trust Company will tabulate the votes cast by proxy or in person at the Annual Meeting.

WHAT IS THE DEADLINE FOR SHAREHOLDER
PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING?
                                         ---------------------------------------

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by ResortQuest not later than December 9, 1999. If we do not receive notice of any other matter that a shareholder wishes to raise at the Annual Meeting in 2000 by February 22, 2000 and a matter is raised at that meeting, the Proxies will have discretionary authority to vote on the matter. All proposals and notification should be addressed to ResortQuest's Secretary.

HOW MUCH DID THIS PROXY SOLICITATION COST?
                                          --------------------------------------

     We have engaged D. F. King & Co., Inc. to solicit proxies for a fee of $5,500 plus expenses. We also reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain directors, officers and regular employees of ResortQuest and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.

SECURITIES OWNERSHIP OF MANAGEMENT
AND PRINCIPAL STOCKHOLDERS
                          ------------------------------------------------------

     The following table shows the number of shares of Common Stock beneficially owned by each person known to ResortQuest to beneficially own more than 5% of the Common Stock, by the directors and the Named Executive Officers listed on page 13, and by the directors and all ResortQuest executive officers as a group. Unless otherwise indicated, the persons listed have an address c/o ResortQuest's executive offices and have sole voting and investment power with respect to their shares.

     The table shows ownership as of December 31, 1998.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

                                                        SHARES OF COMMON
                                                       STOCK BENEFICIALLY     PERCENTAGE
                        NAME                                  OWNED             OWNED
                        ----                           ------------------     ----------
   Baron Capital Group, Inc. (1)
    BAMCO, Inc.
    Baron Small Cap Fund
    Ronald Baron                                      1,352,000                  8.0%
   David C. Sullivan                                    247,202                  1.5
   David L. Levine (2)                                   50,000                    *
   Jeffery M. Jarvis                                     40,000                    *
   W. Michael Murphy (3)                                 40,200                    *
   Jules S. Sowder                                       25,000                    *
   William W. Abbott, Jr. (4)                           145,091                    *
   Luis Alonso (5)                                      124,500                    *
   Elan J. Blutinger (4)                                608,538                  3.6
   Park Brady (4)                                        41,041                    *
   Douglas R. Brindley (6)                              196,167                  1.2
   D. Fraser Bullock (4)(13)                            629,568                  3.7
   Paul T. Dobson                                        85,334                    *
   Joshua M. Freeman (4)(12)                          1,060,457                  6.3
   Evan H. Gull                                          88,111                    *
   Heidi O'Leary Houston (7)                            250,667                  1.5
   Charles O. Howey (4) (8)                             456,176                  2.7
   Daniel L. Meehan (9)                                  98,930                    *
   J. Patrick McCurdy (10)                              135,152                    *
   Michael D. Rose (4)                                   55,455                    *
   Andre S. Tatibouet                                 1,708,333                 10.1
   Hans F. Trupp                                        651,142                  3.9
   Joseph V. Vittoria (4)                                50,000                    *
   Theodore L. Weise (4)                                 10,500                    *
   All directors and executive officers as a group
    (25 persons including those listed above)         6,847,564                 40.5

*    Less than 1.0%
(1) The address for the group is 767 Fifth Avenue, New York, NY 10153. Both voting and dispositive powers are shared.
(2)  Includes 15,000 shares held in trust for the benefit of his minor children.
(3)  Includes 200 shares owned by his spouse.
(4)  Includes 10,000 shares which may be acquired upon the exercise of options.
(5)  Includes  3,000  shares  held by his  spouse  as  custodian  for his  minor children.
(6)  Includes  97,500 shares owned by Betty Shotton  Brindley,  his spouse.
(7)  Includes 2,500 shares held in trust for the benefit of her minor children.
(8)  Includes 102,963 shares owned by Dolores Howey, his spouse.
(9)  Includes 300 shares owned by his minor children.
(10) Includes 569 shares held in trust for his minor children.
(11) Includes 264,450 for which Mr. Trupp has sole voting power pursuant to a revocable proxy.
(12) Includes 477,750 shares owned by CMF Coastal Resorts L.L.C. ("CMF Coastal"), in which Mr. Freeman has a 98% membership interest, 33,000 shares held by the Carl M. Freeman Foundation, Inc. (the "Freeman Foundation"), of which Mr. Freeman is a trustee, and 193,383 shares owned by CMF RQI Holdings L.L.C. ("Holdings"). Mr. Freeman is the managing member of Holdings and has sole voting and dispositive power for 118,633 shares and no voting and sole dispositive power for an additional 74,750 shares held by Holdings. Mr. Freeman disclaims beneficial ownership of 9,555 shares held by CMF Coastal, 33,000 shares held by the Freeman Foundation and 74,750 shares held by Holdings.
(13) Includes 5,000 shares held by Mr. Bullock as custodian of his minor children.

SECTION 16(A) -- BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
                    ------------------------------------------------------------

     Under Securities and Exchange Commission rules relating to reporting of changes of beneficial ownership of ResortQuest Common Stock, one report during the last fiscal year relating to transactions by ResortQuest's directors and executive officers was not timely filed. Daniel L. Meehan, a director of ResortQuest in 1998 who is not a nominee for election at the Annual Meeting, filed one late report relating to the purchase of Common Stock by his minor children. Upon discovery, this oversight was promptly corrected.

--------------------------------------------------------------------------------
                        ITEM 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

NOMINEES
        ------------------------------------------------------------------------

     Eleven directors will be elected at the Annual Meeting. Directors will serve until the next annual meeting or until their earlier resignation or removal. If any nominee is not available for election, proxies will be voted for another person nominated by the Board of Directors or the size of the Board will be reduced.

     The Compensation Committee of the Board, which considers nominees for election to the Board, has recommended that the size of the Board of Directors be reduced from 21 members to 11 members. The Board of Directors unanimously believes that a reduction of the size of the Board is in the best interest of ResortQuest and its shareholders. The Board of Directors believes that a smaller Board will facilitate better communication among the directors and increase the efficiency of the Board. Accordingly, eleven directors will be elected at the Annual Meeting.

     The following nine current members of the Board are not nominees for reelection at the Annual Meeting: Luis Alonso, Park Brady, Douglas R. Brindley, Paul T. Dobson, Evan H. Gull, Charles O. Howey, Daniel L. Meehan, J. Patrick McCurdy and Hans F. Trupp. Sharon Benson Doucette resigned from the Board of Directors for personal reasons in February 1999.

     The nominees and their biographies are as follows:

--------------------------------------------------------------------------------
WILLIAM W. ABBOTT, JR.
Director since November 1998
Age 53
--------------------------------------------------------------------------------

     Mr. Abbott is a consultant to ResortQuest. He previously served as Vice Chairman of Abbott Resorts, Inc. from March 1997 to November 1998. He served as President and Chairman of the Board of Abbott Resorts from 1976 to March 1997. Abbott Resorts, the largest provider of beach vacation property rentals, management services and real estate sales in Florida, is a ResortQuest subsidiary.

--------------------------------------------------------------------------------
ELAN J. BLUTINGER
Director since September 1997
Age 43
--------------------------------------------------------------------------------

     Mr. Blutinger is a Managing Director of Alpine Consolidated II, LLC and a partner in Alpine Consolidated III, LLC, each a merchant bank specializing in the consolidation of fragmented industries. He is a director and co-founder of Travel Services International, Inc. and is Chairman of its Compensation Committee. He founded and, from 1987 until 1995, was the Chief Executive Officer of Shoppers Express, which became "OnCart" in 1997, an electronic retailing service. From 1983 until its acquisition in 1986 by Independent Distribution Incorporated, Mr. Blutinger was Chief Executive Officer of DSI, a wholesale software distributor.

--------------------------------------------------------------------------------
D. FRASER BULLOCK
Director since September 1997
Age 43
--------------------------------------------------------------------------------

     Mr. Bullock is a Managing Director of Alpine Consolidated II, LLC and Alpine Consolidated III, LLC. He is a director and co-founder of Travel Services International, Inc. and is currently Chairman of its Audit Committee. From its inception in 1994 to 1996, he was the President and Chief Operating Officer of VISA Interactive, a wholly-owned subsidiary of VISA International. In 1993, Mr. Bullock became the President and Chief Operating Officer of U.S. Order, Inc., a provider of remote electronic transaction processing, until it was acquired by VISA International in 1994. From 1991 to 1992, Mr. Bullock was Senior Vice President of U.S. Order, Inc. From 1986 to 1991, he was the Chief Financial Officer and Executive Vice President of World Corp., Inc., a holding company with various operating subsidiaries including World Airways, Inc. Mr. Bullock was a founding partner of Bain Capital, a Manager of Bain and Company, and a founder of MediVision, Inc., a consolidation of eye surgery centers.

--------------------------------------------------------------------------------
JOSHUA M. FREEMAN
Director since May 1998
Age 34
--------------------------------------------------------------------------------

      Mr. Freeman has served since 1998 as Chairman, and from 1992 to 1998 served as the President and Chief Operating Officer, of Carl M. Freeman Associates, Inc., a real estate development and management company. From 1996 to 1998 he also served as President and managing member of Coastal Resorts Realty, L.L.C. and as President and a director of Coastal Resorts Management, Inc.

--------------------------------------------------------------------------------
HEIDI O'LEARY HOUSTON
Director since May 1998
Age 46
--------------------------------------------------------------------------------

     Ms. Houston formed Houston and O'Leary Company in 1986 and has served as President and principal broker since that time. She formed her own real estate brokerage and development company in 1976. From 1976 to 1986 she consulted on redevelopment projects in Denver and developed residential and commercial real estate in Denver and Aspen. Houston and O'Leary Company, a leading provider of luxury vacation rental properties and sales in Aspen, Colorado, is a ResortQuest subsidiary.

--------------------------------------------------------------------------------
DAVID L. LEVINE
Director since May 1998
Age 51
--------------------------------------------------------------------------------

     Mr. Levine became the President and Chief Operating Officer and a director of ResortQuest in May 1998. Mr. Levine was President and Chief Operating Officer of Equity Inns, Inc., a real estate investment trust that specializes in hotel acquisitions, from June 1994 to April 1998. Mr. Levine was also President and Chief Operations Officer of Trust Management Inc., which operated Equity Inns properties, from June 1994 until November 1996. Prior to that, he was President of North American Hospitality, Inc., a hotel management and consulting company, which he founded in 1985.

--------------------------------------------------------------------------------
MICHAEL D. ROSE
Director since May 1998
Age 57
--------------------------------------------------------------------------------

     Mr. Rose served as Chairman of the Board of Promus Hotel Corporation from April 1995 to December 1997. From June 1995 to December 1996, he was Chairman of the Board of Harrah's Entertainment, Inc. Prior to that, Mr. Rose served as Chairman of the Board from 1989 to 1995 and Chief Executive Officer and President from 1989 to 1991 of the Promus Companies, Inc. From 1984 to 1990 he was the Chairman of the Board and from 1988 to 1990 he was the President and Chief Executive Officer of Holiday Corporation. Mr. Rose is also a director of Ashland, Inc., Darden Restaurants, Inc., FelCor Lodging Trust, Inc., First Tennessee National Corporation, General Mills, Inc., and Stein Mart, Inc.

--------------------------------------------------------------------------------
DAVID C. SULLIVAN
Director since May 1998
Age 59
--------------------------------------------------------------------------------

     Mr. Sullivan became the Chairman and Chief Executive Officer and a director of ResortQuest in May 1998. From April 1995 to December 1997, Mr. Sullivan was the Executive Vice President and Chief Operating Officer, and a director, of Promus Hotel Corporation, a publicly traded hotel franchisor, manager and owner of hotels whose brands include Hampton Inn, Homewood Suites and Embassy Suites.

     From 1993 to 1995, Mr. Sullivan was the Executive Vice President and Chief Operating Officer of the Hotel Division of The Promus Companies Incorporated. He was the Senior Vice President of Development and Operations of the Hampton Inn/Homewood Suites Hotel Division of The Promus Companies from 1991 to 1993. From 1990 to 1991, Mr. Sullivan was the Vice President of Development of the
Hampton Inn Hotel Division of The Promus Companies. Mr. Sullivan is also a director of Winston Hotels, Inc.

--------------------------------------------------------------------------------
ANDRE S. TATIBOUET
Director since May 1998
Age 58
--------------------------------------------------------------------------------

     Mr.  Tatibouet  has been  President of Aston Hotels & Resorts since October
1998. He served as Chairman and Chief Executive Officer of Aston Hotels & Resorts from 1967 to 1998. Mr. Tatibouet is a director of the Hawaii Hotel Association, a director and former president of the Hawaii Visitors Bureau, and a director of the American Hotel & Motel Association. Aston Hotels & Resorts, the largest condominium resort management company and a major hotel provider in Hawaii, is a ResortQuest subsidiary.

--------------------------------------------------------------------------------
JOSEPH V. VITTORIA
Director since May 1998
Age 63
--------------------------------------------------------------------------------

      Mr. Vittoria has been the Chairman and Chief Executive Officer of Travel Services International, Inc., a leading single source distributor of specialized leisure travel services, since July 1997. From September 1987 to February 1997, Mr. Vittoria was the Chairman and Chief Executive Officer of Avis, Inc., a multinational auto rental company. Mr. Vittoria serves on the Board of Directors of Carey International, Inc., CD Radio, Inc., Transmedia Europe and Transmedia Asia.

--------------------------------------------------------------------------------
THEODORE L. WEISE
Director since May 1998
Age 54
--------------------------------------------------------------------------------

     Since February 1998, Mr. Weise has been the President and Chief Executive Officer of Federal Express Corporation, the world's largest express transportation company. He was previously Executive Vice President and Chief Operating Officer of Federal Express Corporation from February 1996 to January 1998. From August 1991 to February 1996 he served as Senior Vice President of Air Operations of Federal Express Corporation.

BOARD COMMITTEES AND MEETING ATTENDANCE
                                       -----------------------------------------

     The Board of Directors has four committees, the Audit, Compensation, Executive and Capital Approval Committees. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.

                     COMMITTEE MEMBERSHIP AND MEETINGS HELD

                                                                    CAPITAL
          NAME             AUDIT     COMPENSATION     EXECUTIVE     APPROVAL
 Luis Alonso                                              -
 Elan J. Blutinger                         -*             -
 D. Fraser Bullock           -*
 Joshua M. Freeman           -                            -
 Charles O. Howey                                         -
 David L. Levine                                                         -
 Michael D. Rose             -             -              -
 David C. Sullivan                                        -*             -*
 Andre S. Tatibouet                                       -
 Hans F. Trupp                                            -
 Theodore L. Weise                         -              -
 Number of meetings in
 fiscal 1998**               2             3              4             10***

  - Member

  * Chairperson

 ** During  Fiscal  1998  the  Board  also  had  an  Operations  Committee.  The
    Operations Committee met three times in Fiscal 1998. The Board held 5 meetings in Fiscal 1998. All but one incumbent director, Mr. Vittoria, attended at least 75% of the aggregate of all meetings of the Board of Directors and Committees of the Board.

*** The Capital Approval Committee also includes two advisory members from senior management who are not members of the Board and who have no voting rights on any matters brought before the Committee.

AUDIT COMMITTEE
               ----------------------------------------

o Examines the activities of our independent auditors to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

o Reviews our accounting policies and the objectivity of our financial reporting.

o Considers annually the qualifications of our independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

COMPENSATION COMMITTEE
                      ------------------------------

o    Establishes executive compensation policies and programs.

o Recommends to the Board base salaries and target bonus levels for executive officers.

o Approves the awards and payments to be made to employees of ResortQuest and its subsidiaries under its long-term compensation plans.

o Makes recommendations to the Board of Directors concerning outside director compensation.

o Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

o    Considers  as  nominees  for  director  qualified  persons  recommended  by directors, management and shareholders. Written recommendations for director nominees should be delivered to the Secretary, ResortQuest International, Inc., 530 Oak Court Drive, Suite 360, Memphis, TN 38117. ResortQuest's bylaws do not permit shareholders to nominate candidates from the floor at an annual meeting without notifying the Secretary at least 60 but not more than 90 days prior to the date of the annual meeting. Notification must include certain information detailed in the bylaws. If you intend to nominate a candidate from the floor at an annual meeting, please contact the Secretary.


EXECUTIVE COMMITTEE
                   ---------------------------------

o Has the full power of the Board between meetings of the Board, with specified limitations relating to major corporate matters.


CAPITAL APPROVAL COMMITTEE
                          --------------------------

o Reviews, evaluates, approves and adopts acquisitions and other specific capital expenditures with an acquisition or specific capital requirement of $5 million or less without Board approval.

o Reviews, evaluates and approves acquisitions and other specific capital expenditures with an acquisition or specific capital requirement in excess of $5 million and provides recommendations to the Executive Committee or the Board of Directors for its consideration and ultimate approval.


COMPENSATION OF DIRECTORS
                         -------------------------------------------------------

     Employee directors receive no additional compensation for serving on the Board of Directors or its Committees. Non-employee directors receive $2,000 for attendance at each Board meeting and $1,000 for each committee meeting, if that committee meeting is not held on the same day as a Board meeting.

     Under ResortQuest's 1998 Long-Term Incentive Plan, each non-employee director also receives an option to acquire 10,000 shares of Common Stock upon the non-employee director's initial election as a director and an annual option to acquire 5,000 shares at each annual meeting at which the non-employee director is re-elected or continues to serve. These options will have an exercise price equal to the fair market value of a share of Common Stock on the date the options are issued.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
                         -------------------------------------------------------


ROLE OF THE COMPENSATION COMMITTEE
                                  ------------------

     The Compensation Committee establishes and oversees our executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers of ResortQuest and its subsidiaries. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

EXECUTIVE COMPENSATION PROGRAM
                              ----------------------

     The executive compensation program is designed to enable ResortQuest to:

o    recruit, develop and retain highly motivated and qualified managers;

o maximize financial performance, balancing appropriately our short and long-term goals; and

o align the interests of management with those of its stockholders through the use of stock options and incentives tied to increases in stockholder value.

     During 1998, the executive officers were compensated pursuant to employment agreements entered into in connection with our initial public offering and prior to the appointment of the Compensation Committee. Accordingly, the Compensation Committee did not determine the 1998 salaries of the executive officers.

     In addition to compensation through base salaries, the Compensation Committee has the authority to issue performance-based bonuses. Bonus payments made in connection with performance in 1998 were made in cash. In the future, such bonus payments may, at the discretion of the Compensation Committee, be made in cash or stock options. The Compensation Committee is responsible for the selection of the employees to whom options will be granted, the number of shares subject to each such option and the terms and conditions of such options, consistent with the 1998 Long-Term Incentive Plan. The Compensation Committee seeks to use the Plan as a means to motivate management and key personnel.

     In addition to year-end performance bonuses, determinations of option grants may be made during the year, either in connection with new acquisitions, additional equity offerings, or the addition of new key personnel, as appropriate in furtherance of ResortQuest's objectives. Such objectives may include recognition of past qualitative performance and incentives to continue the growth and profits of our business. To facilitate the Compensation Committee's achievement of its goals, the committee has engaged an outside consulting firm to evaluate the compensation structure and make recommendations to the committee.

POLICY ON DEDUCTIBILITY OF COMPENSATION
                                       -------------

     Section 162(m) of the Internal Revenue Code generally limits the tax deduction to public companies for compensation over $1 million paid to a corporation's chief executive officer and the four next most highly compensated executive officers, except to the extent that any such excess compensation is paid pursuant to a performance-based or stock option plan that has been approved by stockholders. The Compensation Committee will study the potential impact of
Section 162(m) and will, to the extent it deems appropriate, take reasonable steps to minimize or eliminate any potential impact of Section 162(m) on ResortQuest, while at the same time preserving the objective of providing appropriate incentive awards. The Compensation Committee believes that there are no current executive compensation programs or outstanding awards that would be impacted by Section 162(m).

                             Compensation Committee
                               Elan J. Blutinger
                               Michael D. Rose
                               Theodore L. Weise


COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
                         ---------------------------

     The Compensation Committee is composed of Messrs. Blutinger, Rose, and Weise. Neither of Messrs. Rose or Weise has been an officer or employee of ResortQuest or it subsidiaries. Mr. Blutinger was an officer of ResortQuest prior to our initial public offering. ResortQuest was initially capitalized by Alpine Consolidated II, LLC, of which Mr. Blutinger is a Managing Director, and Capstone Partners, LLC. As a result of an 8,834.76 for-one-stock split effective on March 9, 1998, the 293.9481 shares of Common Stock initially issued by ResortQuest to its founders, including Alpine Consolidated II, LLC, totaled 2,596,961 shares on the consummation of the initial public offering. In connection with the initial public offering, Alpine II, LLC and Capstone Partners, LLC also received non-qualified stock options to purchase an aggregate of 250,000 shares of Common Stock.

     Prior to consummation of the initial public offering, VPI Funding, LLC, a Delaware limited liability company, extended loans to ResortQuest from time to time in amounts equal to the legal, accounting and other transactional costs, expenses and disbursements we incurred in connection with the initial public offering and the acquisitions of our operating subsidiaries (the "Operating Companies") acquired simultaneously with the initial public offering (the "Founding Companies"). The member managers of VPI Funding were Alpine
Consolidated II, LLC and Capstone Partners, LLC. All amounts loaned by VPI Funding were repaid, without interest, upon consummation of the initial public offering. Such loans aggregated $1.2 million.

CORPORATE PERFORMANCE
                     -----------------------------------------------------------

     The line graph shown below shows a comparison of the cumulative total shareholder return on the Common Stock as compared to the cumulative total return of two indexes: the S&P 500 Index and the Russell 2000 Index. The graph covers the period from May 20, 1998, the date on which ResortQuest Common Stock commenced trading on the New York Stock Exchange, to February 28, 1999. ResortQuest's fiscal year end is December 31, 1998.

     The performance illustrated assumes that $100 was invested in ResortQuest Common Stock at its closing price on May 20, 1998 and each index on May 20, 1998. The returns reflected in the graph for ResortQuest, the S&P 500 Index and the Russell 2000 Index were (5.65)%, 11.71% and (11.86)%, respectively, for the eight-month period ended December 31, 1998 and 13.33%, 12.79% and (17.65)%, respectively, for the ten-month period ended February 28, 1999.

     The closing prices of the Common Stock on May 20, 1998, December 31, 1998 and February 26, 1999, were $15.50, $14.625 and $17.5625, respectively. The price of the Common Stock in ResortQuest's initial public offering was $11.00 per share.

     We do not believe we can reasonably identify a peer group on an industry or line of business basis, or a published industry or line of business index for comparison to ResortQuest. As a result we have used the Russell 2000 Index for comparison purposes because it represents growth companies with market capitalizations similar to ResortQuest.

             [COMPARISON OF CUMULATIVE TOTAL RETURNS GRAPH OMITTED]

COMPENSATION OF EXECUTIVE OFFICERS
                                  ----------------------------------------------

SUMMARY OF COMPENSATION
                       -----------------------------

     The following table shows cash and other compensation paid or accrued during the 1998 fiscal year to ResortQuest's Chief Executive Officer and each of the four other most highly compensated executive officers (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                    SECURITIES
                                                                         OTHER       UNDERLYING                  ALL
       NAME AND PRINCIPAL        FISCAL                                  ANNUAL       OPTIONS       LTIP        OTHER
            POSITION             YEAR(1)  SALARY(2)         BONUS     COMPENSATION     GRANTED     PAYOUTS   COMPENSATION
 David C. Sullivan
  Chairman and Chief              1998     $122,820      $ 122,820      $ -             100,000       $ -          $ -
  Executive Officer

 David L. Levine
  President and Chief             1998     $ 99,792      $  99,792      $ -              75,000       $ -          $ -
  Operations Officer

 Jeffery M. Jarvis
  Senior Vice President           1998     $ 92,115      $  81,058(3)   $ -              50,000       $ -          $ -
  and Chief Financial Officer

 W. Michael Murphy
  Senior Vice President
  and Chief Development           1998     $ 92,115      $  76,058(3)   $ -              50,000       $ -          $ -
  Officer

 Jules S. Sowder
  Senior Vice President           1998     $ 76,763      $  63,382(3)   $  -             25,000       $ -          $ -
  and Chief Marketing Officer

(1) Each of the Named Executive Officers commenced employment with ResortQuest upon consummation of the initial public offering (May 26, 1998).

(2) Annual salaries are as follows: $200,000 for Mr. Sullivan; $162,500 for Mr. Levine; $150,000 for each of Mr. Jarvis and Mr. Murphy; and $125,000 for Ms. Sowder.

(3) Includes payments for consulting services rendered prior to ResortQuest's initial public offering as follows: $35,000 for Mr. Jarvis; $30,000 for Mr. Murphy and $25,000 for Ms. Sowder.

OPTION GRANTS IN FISCAL 1998
AND FISCAL YEAR-END OPTION VALUES
                                 -------------------

     The table below presents additional information concerning option awards for each of the Named Executive Officers shown in the Summary Compensation table. These options to purchase Common Stock were granted under ResortQuest's 1998 Long-Term Incentive Plan on May 26, 1998. None of the Named Executive Officers exercised any stock options in 1998. All of the options shown in the table become exercisable at the rate of 25% per year.

                          OPTION GRANTS IN FISCAL 1998

                                                           INDIVIDUAL GRANTS
                           ----------------------------------------------------------------------------
                                                  PERCENT OF
                                                    TOTAL
                               NUMBER OF           OPTIONS
                              SECURITIES          GRANTED TO
                              UNDERLYING           EMPLOYEES       EXERCISE OR
                                OPTIONS           IN FISCAL        BASE PRICE
           NAME                 GRANTED              1988           PER SHARE          EXPIRATION DATE
           ----                ----------         -----------       -----------         ---------------
 David C. Sullivan              100,000               5.3             $ 11.00                5/26/08
 David L. Levine                 75,000               4.0             $ 11.00                5/26/08
 Jeffery M. Jarvis               50,000               2.7             $ 11.00                5/26/08
 W. Michael Murphy               50,000               2.7             $ 11.00                5/26/08
 Jules S. Sowder                 25,000               1.3             $ 11.00                5/26/08
 All shareholders (2)               n/a               n/a                 n/a                    n/a
 All optionees                1,874,351             100.0%            $ 10.90 (3)            Various
  All optionees gain as a
  percentage of all
  shareholders gain                 n/a               n/a                 n/a                    n/a

                                     POTENTIAL REALIZABLE VALUE
                                     AT ASSUMED ANNUAL RATES OF
                                    STOCK PRICE APPRECIATION FOR
                                          OPTION TERM (1)
                          -----------------------------------------
                              0%            5%                10%
                             STOCK        STOCK              STOCK
                             PRICE        PRICE              PRICE
           NAME             $11.00        $17.92             $28.53
           ----             ------        ------             ------
 David C. Sullivan         $ -       $    691,784       $  1,753,117
 David L. Levine           $ -       $    518,838       $  1,314,838
 Jeffery M. Jarvis         $ -       $    345,892       $    876,558
 W. Michael Murphy         $ -       $    345,892       $    876,558
 Jules S. Sowder           $ -       $    172,946       $    438,279
 All shareholders (2)      $ -       $116,855,663       $296,135,194
 All optionees             $ -       $ 12,848,585       $ 32,560,837
  All optionees gain as a
  percentage of all
  shareholders gain                          11.0%              11.0%

(1) The dollar amounts under these columns are the result of calculations at zero percent, five percent and ten percent rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price. In the above table, we did not use an alternative formula for a grant valuation, as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) These amounts represent the appreciated value which holders of Common Stock would receive at the hypothetical zero, five and ten percent rates based on the market value of Common Stock outstanding at or near the option grant dates.

(3)  Represents the weighted average price of options granted to all optionees.


EMPLOYMENT AGREEMENTS AND COVENANTS
NOT TO COMPETE
              --------------------------------------

     Messrs. Sullivan, Levine, Jarvis, Murphy and Ms. Sowder have entered into employment agreements with ResortQuest providing for annual base salaries of $200,000, $162,500, $150,000, $150,000 and $125,000, respectively. Each of these agreements are for a term of three years (the "Initial Term"). In addition, certain executive officers of the Operating Companies, including Ms. Houston and Mr. Tatibouet, have entered into employment agreements for an Initial Term of three years. Unless terminated or not renewed by ResortQuest or the employee, the term will continue after the Initial Term on a year-to-year basis on the same terms and conditions existing at the time of renewal. The base salaries for Ms. Houston and Mr. Tatibouet are $150,000 and $120,000, respectively.

     Each employment agreement contains a covenant not to compete (the "Covenant") with ResortQuest for a period of two years immediately following termination of employment or, in the case of a termination by ResortQuest without cause in the absence of a change in control, for a period of one year following termination of employment. Under the Covenant, the employee generally is prohibited from:

o engaging in any hotel management or non-commercial property management, rental or sales business in direct competition with ResortQuest within defined geographic areas in which ResortQuest or any of its subsidiaries does business;

o    enticing a managerial employee of ResortQuest away from ResortQuest;

o calling upon any person or entity which is, or has been, within one year prior to the date of termination, a customer of ResortQuest; or

o calling upon a prospective acquisition candidate which the employee knew was approached or analyzed by ResortQuest, for the purpose of acquiring the entity.

     The Covenant may be enforced by injunctions or restraining orders and shall be construed in accordance with the changing location of ResortQuest.

     Each of these employment agreements provides that, in the event of a termination of employment by ResortQuest without cause during the Initial Term the employee will be entitled to receive from ResortQuest an amount equal to his or her then current salary for the remainder of the Initial Term or for one year, whichever is greater. In the event of a termination of employment without cause after the Initial Term of the employment agreement, the employee will be entitled to receive an amount equal to his or her then current salary for one year.

     In the event of a change in control of ResortQuest (as defined in the agreement) during the Initial Term, if the employee is not given at least five days' notice of such change in control and the successor's intent to be bound by such employment agreement, the employee may elect to terminate his or her employment and receive in one lump sum three times the amount he or she would receive pursuant to a termination without cause during the Initial Term.

     The employment agreements also state, that in the event of a termination without cause by ResortQuest or a change in control, the employee may elect to waive the right to receive severance compensation and, in such event, the noncompetition provisions of the employment agreement will not apply. In the event the employee is given at least five days' notice of such change in control, the employee may elect to terminate his or her employment agreement and receive in one lump sum two times the amount he or she would receive pursuant to a termination without cause during the Initial Term. In such an event, the noncompetition provisions of the employment agreement would apply for two years from the effective date of termination.

     Each agreement to acquire an Operating Company also contains a covenant prohibiting the former owners of the Operating Companies from competing with ResortQuest for a period of three years from the date of the acquisition. These noncompetition provisions will not apply with respect to a former owner of an Operating Company who has entered into an employment agreement with ResortQuest in the event the former owner is terminated without cause and elects to waive the right to receive severance compensation.

INDEMNIFICATION AGREEMENTS
                          --------------------------

     ResortQuest has entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require, among other things, that ResortQuest indemnify its directors and executive officers to the fullest extent permitted by law, and advance to the directors and executive officers all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. ResortQuest must also indemnify and advance all expenses incurred by directors and executive officers seeking to enforce their rights under ResortQuest directors' and officers' liability insurance. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by provisions in ResortQuest's Articles of Incorporation and Bylaws, it provides greater assurance to directors and executive officers that indemnification will be available, because, as a contract, it cannot be modified unilaterally in the future by the Board of Directors or by the stockholders to eliminate the rights it provides.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                                              ----------------------------------


ORGANIZATION OF RESORTQUEST
                           -------------------------

     ResortQuest was formed in September 1997. ResortQuest was initially capitalized by Alpine Consolidated II, LLC, of which Elan J. Blutinger and D. Fraser Bullock, each a Director of ResortQuest, are Managing Directors, and Capstone Partners, LLC. As a result of an 8,834.76-for-one stock split effected in the form of a stock dividend on March 9, 1998, the 293.9481 shares of Common Stock initially issued by ResortQuest to its founders, including Alpine Consolidated II, LLC and Capstone Partners, LLC, aggregated 2,596,961 shares on the closing of the initial public offering. In connection with the initial public offering, Alpine Consolidated II, LLC and Capstone Partners, LLC also received non-qualified stock options to purchase an aggregate of 250,000 shares of Common Stock.

     In January and February of 1998, ResortQuest issued a total of 518,369 shares of Common Stock (post-split) at $.01 (pre-split) per share to the following directors and members of management: Mr. Sullivan - 289,202 shares, Mr. Levine - 40,000 shares, Mr. Jarvis - 40,000 shares, Mr. Murphy - 40,000 shares, Ms. Sowder - 25,000 shares, Mr. Dobson - 2,000 shares and Mr. Brindley - 1,167 shares.

     Prior to the consummation of the initial public offering, VPI Funding, LLC, a Delaware limited liability company, extended loans to ResortQuest from time to time in an amount equal to the legal, accounting and other transactional costs, expenses and disbursements incurred by ResortQuest in connection with the acquisitions of the Founding Companies and the initial public offering. The member managers of VPI Funding included Alpine Consolidated II, LLC and Capstone Partners, LLC. VPI Funding was repaid, without interest, from the gross proceeds of the initial public offering. Such loans aggregated $1.2 million.

     The aggregate consideration paid by ResortQuest in the acquisitions of the Founding Companies (the "Combinations") consisted of (i) approximately $54.9 million in cash and (ii) 6,119,656 shares of Common Stock. ResortQuest also assumed an aggregate of approximately $5.7 million of indebtedness of the Founding Companies in connection with the Combinations. The consideration paid for each of the Founding Companies was determined through arm's-length negotiations between ResortQuest and representatives of each Founding Company. The factors considered by ResortQuest in determining the consideration to be paid included, among others, the historical operating results, the net worth, the amount and type of indebtedness and the future prospects of the Founding Companies. Each Founding Company was represented by independent counsel in the negotiation of the terms and conditions of the Combinations.

     The aggregate total consideration paid by ResortQuest for each of the Founding Companies is as follows:


                   CONSIDERATION PAID FOR FOUNDING COMPANIES

                                                                          SHARES OF          DEBT
                      COMPANY                              CASH         COMMON STOCK        ASSUMED
                      -------                              ----         ------------        -------
 Aston Hotels & Resorts                               $29,500,000      1,708,333        $   30,000
 Brindley & Brindley Realty and Development, Inc.     $ 2,000,000        195,000        $   44,000
 Coastal Resorts Realty, L.L.C.                       $         -        816,667        $        -
 Collection of Fine Properties, Inc.                  $ 4,526,000        404,167        $  520,000
 First Resort Software, Inc.                          $ 2,854,800        290,767        $        -
 Houston and O'Leary Company                          $ 2,470,000        248,167        $        -
 Maui Condominium and Home Realty, Inc.               $ 1,620,086        166,667        $        -
 The Maury People, Inc.                               $ 2,000,000        150,000        $        -
 Priscilla Murphy Realty, Inc.                        $         -      1,144,036        $4,892,000
 Resort Property Management, Inc.                     $ 1,116,351        108,333        $  153,000
 Telluride Resort Accommodations, Inc.                $ 3,013,762        125,103        $        -
 Trupp-Hodnett Enterprises, Inc.                      $ 5,000,000        627,833        $        -
 Whistler Chalets Limited                             $   800,000        134,583        $   11,000
 Totals                                               $54,900,999      6,119,656        $5,650,000

     Net assets of approximately $5.1 million, including certain real estate which is currently leased or managed by ResortQuest, certain non-operating assets and the assumption or retirement of certain liabilities, were excluded from the Combinations and retained by certain former stockholders of the Founding Companies.

     Pursuant to the agreements entered into to acquire the Founding Companies, substantially all of the stockholders of the Founding Companies agreed not to compete with ResortQuest for three years, commencing on the date of closing of the initial public offering (until May 26, 2001).

     In connection with the acquisitions of the Founding Companies, and as consideration for their ownership interests in the Founding Companies, certain executive officers, directors and holders of more than 5% of the outstanding shares of Common Stock, together with their spouses and trusts for the benefit of their immediate families, received, directly or indirectly, cash and shares of Common Stock as follows:

                                   SHARES OF
            NAME                     CASH           COMMON STOCK
            ----                   ---------        ------------
 Luis Alonso(1)                 $ 1,423,124            121,250
 Park Brady(1)                  $   304,763             31,041
 Douglas R. Brindley(1)         $ 2,000,000            195,000
 Paul T. Dobson(1)              $   810,043             83,334
 Sharon Benson Doucette(1)      $ 2,000,000            150,000
 Joshua M. Freeman              $         -            803,519
 Evan H. Gull(1)                $ 1,057,333             88,111
 Charles O. Howey(1)            $ 1,907,880(2)         446,174
 Heidi O'Leary Houston          $ 2,470,000            248,167
 Daniel L. Meehan(1)            $ 1,200,000             98,333
 J. Patrick McCurdy(1)          $   800,000            134,583
 Andre S. Tatibouet             $20,930,000          1,708,333
 Hans F. Trupp(1)               $ 1,000,000            386,692

(1) Messrs. Alonso (Collection of Fine Properties), Brady (Telluride Resort Accommodations), Brindley (B&B On The Beach), Dobson (Maui Condominium and
     Home), Gull (First Resort Software), Howey (Priscilla Murphy Realty), Meehan (Resort Property Management), McCurdy (Whistler Chalets), and Trupp (Trupp-Hodnett Enterprises) and Ms. Doucette (The Maury People) were stockholders of the Founding Companies and became directors of ResortQuest in May 1998. In connection with the reduction of the size of the Board discussed above, they are not nominees for election to the Board of Directors at the Annual Meeting.

(2) Represents estimated amount of the pro rata portion of indebtedness of Priscilla Murphy Realty retired at the closing of the Combinations.

     On September 30, 1998, ResortQuest completed the acquisition of all of the outstanding stock of Abbott Realty Services, Inc. and Tops'l Sales Group, Inc. ("Abbott Resorts"). Under the Stock Purchase Agreement by and among ResortQuest, Abbott Resorts and its stockholders, ResortQuest agreed to pay total consideration of $40.0 million, comprised of shares of ResortQuest Common Stock, cash and assumption of certain indebtedness of Abbott Resorts. The aggregate consideration paid for Abbott Resorts consisted of $26.5 million in cash, 719,349 shares of Common Stock (valued at approximately $6.6 million based on the average of the closing prices of the Common Stock for the ten trading days prior to the effective date of the Stock Purchase Agreement) and $6.9 million in debt assumed. At the closing, Mr. Abbott received $6.1 million in cash and 115,308 shares of Common Stock in exchange for his interests in Abbott Resorts.

LEASES OF FACILITIES
                    ------------------------------------------------------------

     ABBOTT RESORTS. Abbott Resorts leases 9,350 square feet of office space in Destin, Florida for the main office for its property management and real estate brokerage activities from SAVA Properties, a Florida general partnership which is 25.5% owned by William Abbott, Jr. The lease expires September 29, 2018. The aggregate annual rent paid by Abbott Resorts is $112,200. Abbott Resorts has signed a lease commitment for approximately 3,706 square feet of indoor and outdoor space in Santa Rosa, Florida for its rental property management and real estate sales activities in the Santa Rosa and Grayton Beach, Florida areas. This facility is currently under construction. Upon completion, this space will be leased pursuant to a 20-year lease with multiple options to renew from VAGAS Properties, a Florida general partnership which is 20% owned by William Abbott, Jr. The aggregate annual rent payment will be approximately $50,000.

     Abbott Resorts leases 1,665 square feet of office space in Fort Walton Beach, Florida for real estate sales activities. This property is leased from A&A Partnership ("AAP"), a general partnership which is 50% owned by William Abbott, Jr., pursuant to the terms of a lease agreement which expires January 31, 2001. The aggregate annual rent paid by Abbott Resorts is $19,980. As part of such lease, Abbott Resorts also leases a two-bedroom apartment at such site, which is subleased to unaffiliated third parties. Abbott Resorts also leases 2,000 square feet of office space in Destin, Florida from AAP for use as its personnel office. The lease agreement expires August 31, 2001 and provides for aggregate annual rent of $22,596.

     ASTON HOTELS & RESORTS. Approximately 980 square feet of office space, which is part of a space leased by Aston Hotels & Resorts, is used by a former stockholder and the previous corporate secretary of Aston Hotels & Resorts. Mr. Tatibouet has agreed to assume responsibility for the approximately $33,000 annual rent allocable for this space to the extent and for the period it is used for non-business purposes.

     BRINDLEY & BRINDLEY. Brindley & Brindley leases office space and facilities for its property management and real estate brokerage activities from Douglas R. Brindley and his wife, Betty Shotton Brindley, pursuant to two written lease agreements with the Brindleys for these facilities that commenced on January 1, 1998. The terms of these leases expire December 31, 2002, with options to extend for two 5-year periods at the end of the lease periods. The aggregate annual rental payment is approximately $135,500.

     COASTAL RESORTS. Coastal Resorts leases office space and facilities under three separate lease agreements from Carl M. Freeman Associates, Inc. ("CMFA"). Joshua M. Freeman is the Chairman of CMFA. The rent paid by Coastal Resorts to CMFA under these leases was $120,308 in 1998. One lease terminated on December 31, 1998. The remaining leases terminate on December 31, 1999 and May 21, 2002.

     COLLECTION OF FINE PROPERTIES. Certain commercial space owned by Collection of Fine Properties was distributed to an entity or entities controlled by the stockholders thereof, including Luis Alonso, prior to the Combinations and then leased to ResortQuest. The leases for such property provide for aggregate annual rentals of approximately $73,000.

     PRISCILLA MURPHY REALTY. Priscilla Murphy Realty leases office space and facilities from trusts affiliated with Charles O. Howey, under three separate lease agreements. The aggregate rent paid in 1998 by Priscilla Murphy Realty to Mr. Howey's affiliated trust under these lease agreements was approximately $143,000. Two of the leases terminate on June 30, 2001 and the remaining lease terminates on December 31, 2008. Priscilla Murphy Realty entered into a fourth lease with the same trusts on January 28, 1998, to rent an additional office property for an annual rent payment of approximately $12,000. This lease also terminates on December 31, 2002.

     RESORT PROPERTY MANAGEMENT. Resort Property Management since June 1998 has leased office space that is owned by Daniel L. Meehan and his wife, Kimberlie Meehan. The lease expires in June 2008 with two options to extend the lease for five years each. The annual rent for the facilities is approximately $155,000, with annual increases equal to the increase in the Consumer Price Index.

     TRUPP-HODNETT ENTERPRISES. Trupp-Hodnett Enterprises leases office space and facilities that are co-owned by Hans F. Trupp for its management and real estate brokerage activities, under four separate lease agreements. Trupp-Hodnett Enterprises made aggregate rental payments of approximately $117,000 for these properties in 1998. Two of the leases terminate on December 31, 2009, one terminates on December 31, 2008 and the fourth terminates on April 30, 2007.

     During 1998, Mr. Trupp, in the normal course of business, paid Trupp-Hodnett Enterprises $57,000 as a buyers broker commission on the purchase of his personal residence and $94,000 as a consulting fee concerning the purchase of residential building lots.

     WHISTLER CHALETS. Office space owned by Whistler Chalets was distributed to an entity controlled by J. Patrick McCurdy prior to the Combinations and then leased to ResortQuest. The lease for such property has a term of 5 years, with 3 renewal options of 5 years each, and provides for annual rentals of approximately $21,000.

MANAGEMENT AGREEMENTS
                     -------------------------------

     ASTON HOTELS & RESORTS. Since 1994, Aston Hotels & Resorts has managed two hotels owned by Andre S. Tatibouet. The aggregate management and other fees received by Aston Hotels & Resorts for the management of these properties was $620,000 in 1998. The management agreements for these hotels terminate on December 31, 2003. In addition, prior to the Combinations, Aston Hotels & Resorts was a party to two lease and management agreements for two hotels dated February 1, 1996 and February 21, 1991, respectively. Aston Hotels & Resorts transferred these lease and management agreements to AST Holdings, Inc. and simultaneously entered into management agreements with AST Holdings, Inc. to manage these properties. AST Holdings, Inc. is owned by Mr. Tatibouet. The aggregate management and other fees received by Aston Hotels & Resorts during 1998 for the management of these properties was $902,000.

     COLLECTION OF FINE PROPERTIES. Prior to the Combinations, Collection of Fine Properties distributed to Luis Alonso and another stockholder eight condominiums that were owned and managed by Collection of Fine Properties. Collection of Fine Properties now manages these properties, pursuant to its standard management agreement.

     TRUPP-HODNETT ENTERPRISES. Pursuant to an agreement dated January 1, 1994, Trupp-Hodnett Enterprises provides management services for a 74-room hotel that is co-owned by Hans F. Trupp, for $42,000 a year. The management agreement terminates on December 31, 1999. Trupp-Hodnett Enterprises also manages several vacation condominiums owned or co-owned by Mr. Trupp pursuant to its standard management agreement. Trupp-Hodnett Enterprises received aggregate property management fees related to Mr. Trupp's ownership of these properties of approximately $41,000 for 1998.

     WHISTLER CHALETS. Prior to the Combinations, Whistler Chalets distributed to J. Patrick McCurdy six vacation condominiums that were owned and managed by Whistler Chalets. Whistler Chalets now manages these properties, together with one additional vacation condominium owned by Mr. McCurdy, pursuant to its standard management agreement. Additionally, Whistler Chalets paid management fees to Whistler Blackcomb Central Reservations, Inc. ("Whistler Blackcomb") for the management services of Mr. McCurdy in the amount of $180,822 for 1998. Mr. McCurdy is the President and owner of Whistler Blackcomb.

OTHER TRANSACTIONS
                  ----------------------------------

     ABBOTT RESORTS. ResortQuest and Mr. Abbott entered into an agreement with respect to the payment of commissions on certain properties which were listed for sale or whose sale was pending as of the date of ResortQuest's acquisition of Abbott Resorts. Pursuant to such agreement, ResortQuest has agreed to pay upon closing of the applicable transaction to which the applicable listing and/or selling fee relates in the aggregate, up to $1,403,827 in listing and/or selling commissions on such properties.

     In connection with the acquisition of Abbott Resorts, Mr. Abbott entered into a three-year consulting agreement with ResortQuest. For all services rendered by Mr. Abbott pursuant to the consulting agreement, ResortQuest has agreed to compensate Mr. Abbott as follows:

o    to pay a consulting fee of $125,000 per year;

o to pay premiums for coverage for Mr. Abbott and his immediate family under such health, hospitalization, disability, dental, life and other insurance plans that ResortQuest may have in effect from time to time;

o to reimburse Mr. Abbott for all business travel and other out-of-pocket expenses reasonably incurred by him in the performance of his duties; and

o to pay for a full membership in the Tops'l Beach and Racquet Club (the current cost for which is $1,200 per year).

The consulting agreement is terminable by ResortQuest or Mr. Abbott, with cause on ten days written notice and or without cause 30 days written notice.

     ASTON HOTELS & RESORTS. Since July 22, 1997, Aston Hotels & Resorts has provided consulting and administrative services to AST International, LLC ("AST International"), an entity controlled by Andre S. Tatibouet. AST International has been billed $272,000 by Aston Hotels & Resorts for its services through December 31, 1998.

     Prior to May 26, 1998, Aston Hotels & Resorts received sales representation and accounting services from HCP, Inc., a company owned by Mr. Tatibouet. Aston Hotels & Resorts paid HCP $158,240 in 1998 for these services. Employees of HCP providing these services were transferred to Rep. Holdings, Ltd., a new subsidiary of Aston Hotels & Resorts, immediately after the Combinations.

     Under the terms of an oral agreement, Aston Hotels & Resorts provides management and clerical personnel for AST Development, Inc. ("AST Development") in return for consulting and support services. AST Development is owned by Mr. Tatibouet. The costs incurred by Aston Hotels & Resorts relative to AST Development were $4,000 for 1998.

     Prior to May 26, 1998, Aston Hotels & Resorts had oral consulting agreements with Mr. Tatibouet's wife and Mr. Tatibouet's mother, who received annual aggregate compensation from Aston Hotels & Resorts of $75,000 in 1998. These agreements have been terminated. Additionally, Aston Hotels & Resorts executed three promissory notes, each payable to Mr. Tatibouet's wife, in the aggregate amount of $285,000. These notes are each dated January 31, 1997 and each comes due on February 28, 1999. These notes were assumed by Mr. Tatibouet prior to the Combinations.

     At December 31, 1998, Mr. Tatibouet owed Aston Hotels & Resorts, either directly or through entities controlled by him (including properties managed by Aston Hotels & Resorts), an aggregate amount of $4.2 million. Of this amount, $4.0 million bears interest at the prime rate less 0.5%, with a minimum of 6% and maximum of 10%, to be paid within ten years. This loan is fully collateralized by Mr. Tatibouet with real estate, cash or cash equivalents, including shares of Common Stock pledged to ResortQuest or by Mr. Tatibouet's personal guarantee (not to exceed $1 million). The remaining $208,000 owed at December 31, 1998 is unsecured and related primarily to fees and reimbursements arising from the management by Aston Hotels & Resorts of properties owned or controlled by Mr. Tatibouet. Although such fees and reimbursements are determined as of

December 31, 1998, they are not, in the normal course, payable until the following month.

     Aston Hotels & Resorts has entered into a 20-year royalty free license agreement with AST Brands, LLC, an entity wholly-owned by Mr. Tatibouet, for use of the name Aston Hotels & Resorts as well as other service marks, tradenames, trademarks and logos.

     BRINDLEY & BRINDLEY. Brindley & Brindley receives real estate sales commissions from Outer Banks Ventures, Inc. pursuant to an exclusive listing agreement giving Brindley & Brindley the right to sell all land developed by the company. Douglas R. Brindley is the Vice President of Outer Banks Ventures and his father is the owner and President of Outer Banks Ventures. Brindley & Brindley received commissions from Outer Banks Ventures in the amount of $8,000 in 1998.

     COASTAL RESORTS. Coastal Resorts purchased all the assets of Interstate Realty Co., Inc. ("Interstate Realty") from CMF Properties, Inc. ("CMF Properties") on December 30, 1996 for $700,000. Coastal Resorts purchased all the outstanding stock of Sea Colony Management, Inc., a wholly owned subsidiary of CMF Properties on December 30, 1996 for $100,000. CMF Properties was a majority owned subsidiary of CMFA, of which Mr. Freeman is President. These acquisitions were financed by loans from CMFA to Coastal Resorts in the aggregate amount of $675,000. These loans, together with certain additional advances aggregating $200,000, were paid in full on January 13, 1998.

     Pursuant to an exclusive listing agreement with Sea Colony Development dated January 1, 1997, Coastal Resorts receives a real estate sales commission of 6.5% of the purchase price of each new home sold at the Sea Colony condominium community in Bethany Beach, Delaware. Under the agreement, Coastal Resorts is also required to develop a marketing plan, at its own expense, to promote home sales in the Sea Colony community. Coastal Resorts earned commissions in the amount of $1,878,295 for 1998. As of December 31, 1998, Coastal Resorts had a net receivable from Sea Colony Development of $414,196 for home sales commissions. This agreement terminates on December 31, 1999. Mr. Freeman is the President and sole stockholder of Sea Colony Development.

     Pursuant to an agreement dated January 1, 1997, Coastal Resorts receives sales commissions of 6% for selling properties developed by Cove Resort Limited Partnership ("Cove Resort"). CMFA is the general partner and a 70% owner of Cove Resort. Under the agreement, Coastal Resorts is also required to develop a marketing plan, at its own expense, to promote home sales in The Cove community. Coastal Resorts was paid $313,178 under this agreement in 1998. The agreement terminates on December 31, 1999.

     Coastal Resorts has a management agreement with CMF Fitness, Inc., dated June 1, 1996, to manage the Sea Colony Fitness Center for $5,834 a month. CMF Fitness is a wholly owned subsidiary of CMFA. CMF Fitness paid Coastal Resorts $70,000 in 1998, under the agreement. The agreement terminates on the earlier of
(i) December 31 of the year in which the last new home in the Sea Colony development is sold or (ii) December 31, 2005.

     Pursuant to an agreement with Sea Colony Water Company, L.L.C., dated January 1, 1997, Coastal Resorts was appointed exclusive agent for and manager of the Sea Colony Water Plant. Sea Colony Water is a wholly owned subsidiary of CMFA. Under the terms of the agreement, Coastal Resorts is entitled to retain all revenue collected by the water plant, less costs and expenses and certain payments to Sea Colony Water. Coastal Resorts received net revenues of $147,648 in 1998 from its management of the water plant. This agreement terminates on December 31, 2001 or upon the sale of the water plant.

     Coastal Resorts has also entered into an agreement with Sea Colony Water dated January 1, 1997 to provide construction supervision services for an upgrade to the water plant during a two-year term. Coastal Resorts' fee for the services is the direct costs it incurs plus 5%. Coastal Resorts received $22,000 for services under this Agreement in 1998.

     Pursuant to an agreement with CMF Paymaster, Inc. dated January 1, 1997, Paymaster provides administrative services relating to payroll and employee benefit matters to Coastal Resorts, at a cost of $2 per pay period per employee. Paymaster is indirectly owned by Mr. Freeman. Coastal Resorts paid $4,074 to Paymaster under this agreement in 1998. This agreement terminates on December 31, 1999.

     CMFA has appointed Coastal Resorts as its exclusive agent for the management of certain commercial properties located in Bethany Beach, Delaware pursuant to two management agreements. Both agreements run for three years from January 1, 1997. Both agreements also provide for payment to Coastal Resorts of a management fee equal to 5% of the gross receipts of the respective properties. CMFA paid Coastal Resorts a total of $23,640 under these agreements in 1998.

     Pursuant to an agreement dated January 1, 1998, CMFA has appointed Coastal Resorts as its exclusive agent for the management of a private thoroughfare running through the Sea Colony West condominium complex. The agreement runs until the earlier of December 31, 2000 or the sale by CMFA of the property. Payments to Coastal Resorts will equal 20% of total budget expenditures for management of the road under a budget prepared by Coastal Resorts and approved by CMFA. CMFA paid Coastal Resorts $12,000 under the agreement in 1998.

     COLLECTION OF FINE PROPERTIES. Pursuant to an oral agreement, Collection of Fine Properties performs accounting and bookkeeping services for L&D Development Company. Luis Alonso owns 30% of L&D Development. Collection of Fine Properties received $35,500 from L&D Development in 1998.

     HOUSTON AND O'LEARY. Effective January 1, 1998 a stockholder of Houston and O'Leary redeemed his stock and took on certain liabilities of Houston and O'Leary in return for receiving certain assets of Houston and O'Leary, including several notes receivable to Houston and O'Leary from the stockholder and Heidi O'Leary Houston, in the aggregate amount of $297,000.

     PRISCILLA MURPHY REALTY. At December 31, 1997, Priscilla Murphy Realty owed $155,000 to Charles O. Howey. At December 31, 1997, Priscilla Murphy Realty also was indebted to C.O. Condominium Corporation for $2,000,000 under the terms of a promissory note issued to C.O. Condominium Corporation, dated January 3, 1997. Both of these notes were repaid in June 1998.

     RESORTQUEST. ResortQuest paid approximately $478,000 to Thompson & Company in 1998 for advertising services, including reimbursement of approximately $239,000 for purchased advertising, production and printing costs. Mr. Sullivan's son is a Vice President of Thompson & Company.

     TELLURIDE RESORT ACCOMMODATIONS. Park Brady entered into a consulting agreement with ResortQuest, effective May 26, 1998. The term of the agreement is one year, during which time Mr. Brady will provide up to ten hours of consulting services per week for a nominal consideration.

     WHISTLER CHALETS. As of December 31, 1997, Res-Resort Services Inc. was indebted to Whistler Chalets in the amount of $58,547 for various expenses paid by Whistler Chalets on behalf of Resort Services. Res-Resort Services is owned by J. Patrick McCurdy. Mr. McCurdy was indebted to Whistler Chalets in the amount of $101,098 for advances against his management fees and expenses. Both of these debts were paid prior to the Combinations.

--------------------------------------------------------------------------------
                     ITEM 2 - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     The Board of Directors appointed Arthur Andersen LLP as independent public accountants to examine and report on ResortQuest's consolidated financial statements for the 1999 fiscal year and recommends that the shareholders ratify the appointment. Arthur Andersen has served as our independent public accountants since ResortQuest was formed in September 1997. If the shareholders do not ratify the appointment of Arthur Andersen, the Audit Committee and the Board of Directors will consider the appointment of other independent public accountants. One or more representatives of Arthur Andersen will be present at the Annual Meeting. They will have the opportunity to respond to appropriate questions and to make a statement if they wish to do so.

--------------------------------------------------------------------------------
                  ITEM 3 - ADOPTION OF RESORTQUEST'S AMENDED
                  AND RESTATED 1998 LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

GENERAL
       -------------------------------------------------------------------------

     On March 9, 1998, the Board of Directors adopted the l998 Long-Term Incentive Plan (the "Plan"). The Plan was also approved by the stockholders of ResortQuest on March 9, 1998. Individuals may be awarded one or more of the following:

o either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs");

o    stock appreciation rights ("SARs");

o    restricted or deferred stock;

o    dividend equivalents; and

o other awards not otherwise provided for, the value of which is based in whole or in part upon the value of the Common Stock.

     Such awards, together with any other right or interest granted to a participant under the Plan, are termed "Awards." Awards may be granted to officers and employees of ResortQuest or any of its subsidiaries, including any director who is also an employee, consultants and independent contractors of ResortQuest or any of its subsidiaries. The Compensation Committee of the Board of Directors (the "Committee") administers the Plan and generally selects the individuals who will receive Awards and the terms and conditions of those Awards.

     Options for the purchase of Common Stock, but not other types of Awards, are also granted under the Plan to eligible non-employee or advisory directors of ResortQuest ("Eligible Non-Employee Directors"). Each Eligible Non-Employee Director automatically receives, at the outset of his or her service in such capacity, an option to purchase 10,000 shares of Common Stock. Thereafter, each Eligible Non-Employee Director receives an option to purchase 5,000 shares of Common Stock on the date of each annual meeting (unless an annual meeting occurs within 3 months following the election of the Eligible Non-Employee Director).

     Under the Plan, as originally adopted, the maximum number of common shares that could be subject to outstanding Awards, determined immediately after the grant of any Award, could not exceed the greater of 1,800,000 shares or 12% of the aggregate number of shares of Common Stock outstanding. On February 25, 1999, the Committee authorized an increase in the total number of shares that may be subject to Awards to 15% of the aggregate number of shares of Common Stock outstanding.

     The Committee believes that such increase is necessary to have sufficient shares available for Awards to attract, retain and incent management and other employees as the Company continues to grow through acquisitions and internally. As of December 31, 1998, 2,027,031 shares were available for Awards under the Plan, of which Awards for 1,874,351 shares had been granted. Shares of

Common Stock which are attributable to Awards which have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards.

     At  the  same  time,  the  Committee   further   authorized  the  following
amendments:

o increasing the maximum annual per-participant limitation under the Plan for Awards that may be settled by delivery of shares, from a maximum of 100,000 shares of Common Stock to a maximum of 250,000 shares of Common Stock, and

o including share price appreciation as a criterion which the Committee can use to establish performance objectives for performance-based Awards under the Plan.

     There have been no other modifications to the Plan. All of these amendments, including the increase in the number of shares available for Awards under the Plan, are subject to stockholder approval. The Plan, as so amended, is referred to as the Amended and Restated Long-Term Incentive Plan or the "Plan."

     Stockholder approval of the Plan is required:

o    for purposes of compliance with certain  exclusions from the limitations of
     Section 162(m) of the Code (which can limit the deductibility of compensation expense over $1.0 million with respect to compensation of certain top executives in certain circumstances), and

o in order for the Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and

o    by the rules of the New York Stock Exchange

AWARDS GRANTED UNDER THE PLAN
                             ---------------------------------------------------

     During 1998, 1,874,351 non-qualified stock options were granted under the Plan at exercise prices between $8.94 and $16.81 with a weighted average exercise price of $10.90. At December 3l, 1998, all of the options granted remained outstanding as none were exercised or canceled during the year. The weighted average remaining contractual life of the outstanding options is nine years and six months. All of the options outstanding under the Plan, except those granted to Eligible Non-Employee Directors, vest at the rate of 25% per year. No Awards other than options have been granted under the Plan.

     ResortQuest's management believes that Awards granted under the Plan will be awarded primarily to those persons who possess a capacity to contribute significantly to the successful performance of ResortQuest, including its subsidiaries. Because persons to whom discretionary grants of Awards are to be made are to be determined from time to time by the Committee or the Board in its discretion, it is impossible at this time to indicate the precise number, name or position of persons who will hereafter receive such Awards or the number of shares for which Awards will be granted.

     The table below indicates, as of December 31, 1998, with respect to Awards granted under the Plan, (i) the number of options held by the persons and groups indicated, and (ii) the value of such options as of such date:

                                                                                  VALUE OF
                                                    NUMBER OF SECURITIES         OPTIONS AT
                 OPTION GRANTEES                     UNDERLYING OPTIONS      DECEMBER 31, 1998(1)
                 ---------------                    --------------------     --------------------
 David C. Sullivan                                   100,000                $  362,500
 David L. Levine                                      75,000                $  271,875
 Jeffery M. Jarvis                                    50,000                $  181,250
 W. Michael Murphy                                    50,000                $  181,250
 Jules S. Sowder                                      25,000                $   90,625
 Executive officers as a group (7 persons)           400,000                $1,450,000
 All current directors who are not executive
   officers as a group (10 persons)                  100,000                $  379,500
 All employees as a group, other than executive
   officers (263 persons)                          1,374,351                $4,982,022

(1) For purposes of this table, the value of each option equals the amount, if any, by which the closing market price of a share of Common Stock on December 31, 1998 ($14.625) exceeds the option's exercise price. The value is determined without regard to whether the option is currently exercisable or not.

DESCRIPTION OF PLAN
                   -------------------------------------------------------------

     Set forth below is a brief description of the material terms of the Plan. Reference is made to the complete text of the Plan attached as Exhibit A and the description contained herein is qualified in its entirety by such reference.

ELIGIBILITY
           ---------------------------------------------------------------------

     Executive officers and other key employees of ResortQuest and its subsidiaries, including any director or officer who is also an employee, and persons who provide consulting or other services to ResortQuest or its subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by ResortQuest or its subsidiaries are eligible to be granted Awards under the Plan. Eligible Non-Employee Directors are eligible to be granted options for the purchase of Common Stock under the Plan. Members of the Committee may only receive options for the purchase of Common Stock. All members of the Committee are non-employee directors of ResortQuest, and are therefore eligible to receive options for the purchase of Common Stock on the same terms and conditions as those granted to Eligible Non-Employee Directors.

PURPOSE
       -------------------------------------------------------------------------

     The purpose of the Plan is to advance the interests of ResortQuest and its stockholders by providing a means to attract, retain, and reward eligible employees and consultants of ResortQuest and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in ResortQuest, thereby promoting a closer identity of interests between such persons and ResortQuest's stockholders.

ADMINISTRATION
              ------------------------------------------------------------------

     The Board  has  designated  the  Committee  to  administer  the  Plan.  The
Committee may consist of the entire Board; provided, however, that if it consists of less than the entire Board, it will consist of two or more directors, each of whom is a "non-employee director" within the meaning of Rule l6b-3 of the Securities Exchange Act of 1934, and to the extent necessary for any Award to qualify as performance-based under Code Section 162(m), each member, whether or not the Committee consists of the entire Board, shall be an "outside director" within the meaning of Code Section 162(m). Subject to the express provisions of the Plan, the Committee has full authority, among other things, except with respect to Eligible Non-Employee Directors, (i) to select participants to whom Awards will be granted, and (ii) to determine the type and number of Awards to be granted to each participant, the number of shares of Stock to which an Award will relate, and all other terms and conditions of Awards and matters relating to Awards (including forfeiture conditions and terms of any mandatory or elective deferral). In addition, the Committee may prescribe the form of Award agreements, adopt rules and regulations under the Plan, interpret the Plan and Award agreements, and make all other decisions under the Plan.

LIMITATION ON AWARDS
                    ------------------------------------------------------------

     The number of shares of Common Stock that may be subject to outstanding Awards granted under the Plan, determined immediately after the grant of any Award, may not exceed the greater of 1,800,000 shares or 12% of the total number of shares of outstanding Common Stock on the date of the grant. Subject to the adjustment due to certain events (see "Changes in Common Stock" below), the number of shares that may be delivered upon the exercise of ISOs (as defined in "Options" below) may not exceed 900,000 shares, and the number of shares that may be delivered as restricted stock and deferred stock may not exceed, in the aggregate, 900,000 shares. In addition, subject to adjustment as noted above,
(i) Awards relating to no more than 100,000 shares of Common Stock may be granted to any one individual in any calendar year, and (ii) with respect to Awards that may be settled in cash (in whole or in part), no participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the fair market value of 100,000 shares of Common Stock at the date of grant or the date of settlement of Award.

     If the proposed amendments to the Plan are adopted, the total amount of shares of Common Stock which may be subject to outstanding Awards granted under the Plan may not exceed the greater of 1,800,000 shares or 15% of the total number of shares of Common Stock outstanding, and limitations relating to the awards that may be granted to any one individual per year will be increased from 100,000 shares to 250,000 shares.

OPTIONS
       -------------------------------------------------------------------------

     Options granted under the Plan are either incentive stock options intended to meet the requirements of Section 422 of the Code, or Non-Qualified Stock Options which are not intended to meet such requirements. ISOs may be subject to certain special tax treatment (see "Federal Income Tax Consequences," below). The terms of each option are determined by the Committee, not inconsistent with the terms of the Plan, and are set forth in a grant certificate or agreement which evidences the grant of an option. Options and other Awards (discussed below) are generally non-transferable except by will or the laws of descent and distribution. In general, options, except those granted to Eligible Non-Employee Directors, are subject to the following terms and conditions:

o With respect to a grant of ISOs or NQSOs, the exercise price of any such option is determined by the Committee in its discretion at the time of the grant, provided, however, the exercise price of any such option must not be less than the fair market value (as defined in the Plan) of the Common Stock on the date of grant.

o The time or times at which an option shall become exercisable are determined by the Committee.

o The Committee will determine the option term. Options are generally exercisable for a period of three months following a participant's termination of employment, but only to the extent such options were exercisable as of the date of such termination. If, however, the Committee determines that such termination is for cause, then all outstanding options granted to such participant will immediately terminate.

o Options that are ISOs will be subject to such additional terms as may be necessary in order to qualify as ISOs.

o The Committee will determine the methods by which the exercise price for an option may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which stock will be delivered or deemed to be delivered to participants.

     Options granted to Eligible Non-Employee Directors are subject to the following terms and conditions:

o The exercise price of any such option is equal to the fair market value (as defined in the Plan) of a share of Common Stock on the date of grant of the option.

o The option is exercisable immediately upon its grant to an Eligible Non-Employee Director.

o The option expires at the earlier of (i) 10 years following the date of the grant of the option, or (ii) one year after the date the option recipient ceases to serve as an Eligible Non-Employee Director of ResortQuest.

o An Eligible Non-Employee Director may exercise the option by the payment of cash to ResortQuest, by the surrender of shares of Common Stock of ResortQuest already owned by such Eligible Non-Employee Director (except for shares obtained through the exercise of an option within the six-month period prior to the current date of exercise), or by a combination thereof.

     An Eligible Non-Employee Director may elect to receive fees for his or her service in such capacity in the form of shares of Common Stock or Deferred Shares of Common Stock.

OTHER AWARDS
            --------------------------------------------------------------------

     The following briefly describes the general terms of other Awards that may be granted under the Plan to participants other than Eligible Non-Employee Directors. Generally, Awards may be granted, in the discretion of the Committee, alone, in addition to, in tandem with, or in substitution for, other Awards.

o SARS. SARs entitle the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The grant price of an SAR is determined by the Committee; such prices generally may not be less than 100% of the fair market value of the stock at the date of grant. The maximum term, methods of exercise and settlement and other terms of SARs will be determined by the Committee. In addition, "Limited SARs" may also be granted, which are exercisable only in the event of a "change in control," on such terms as the Committee may determine.

o RESTRICTED STOCK. Restricted stock is an Award of shares which may not be transferred and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period. The restriction period is established by the Committee. Such an Award would entitle the participant to all of the rights of a stockholder of the issuer, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

o DEFERRED STOCK. An Award of deferred stock confers upon a participant the right to receive shares at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restriction period (which need not be the same as the deferral period).

o DIVIDEND EQUIVALENTS AND BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Plan authorizes the Committee to grant stock as a bonus, or to grant Awards in lieu of Company obligations to pay cash under other plans and arrangements, under such terms as determined by the Committee. The Committee may also grant dividend equivalents entitling a participant to receive cash, Common Stock, other Awards or property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Finally, the Committee may grant other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. The Committee determines the terms and conditions of such Awards. Cash awards may be granted as an element of or a supplement to other Awards.

CHANGES IN COMMON STOCK
                       ---------------------------------------------------------

     The Committee is authorized to adjust the number and kind of shares available under the Plan, subject to the annual per-person limitation under the Plan, and subject to outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

AMENDMENTS TO THE PLAN
AND OUTSTANDING AWARDS
                      ----------------------------------------------------------

     The Board may amend or terminate the Plan or the Committee's authority to grant Awards without the consent of stockholders or participants, except stockholder approval must be obtained if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted, and the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. In a similar manner, the Committee may waive any conditions or rights under, or amend or terminate, any Award previously granted and any Award agreement. In either case, however, no amendment or termination of the Plan or an Award may materially impair the rights of a participant under an outstanding Award without the consent of such participant.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS
                                                --------------------------------

     The following is a general description of the federal income tax consequences of options granted under the Plan. It does not purport to be complete. In particular, this general description does not discuss the applicability of the income tax laws of any state or foreign country. The following tax analysis is intended to summarize certain relevant income tax consequences of the Plan in effect as of the date of this Proxy Statement. Legislation may be enacted and regulations may be issued in the future which create different tax consequences.

     There are no federal income tax consequences to participants or ResortQuest upon the grant of an option under the Plan. Generally, upon the exercise of an NQSO, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the exercise price of the option, and ResortQuest generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an option, the participant generally will realize a capital gain or loss, but ResortQuest is not entitled to any tax deduction in connection with such sale.

     Subject to the discussion below, participants will not be subject to federal income taxation upon the exercise of ISOs granted under the Plan, and ResortQuest will not be entitled to a federal income tax deduction by reason of such exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price is a tax adjustment item for purposes of calculating the participant's alternative minimum taxable income. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the date of grant generally will result in the recognition of capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price, and ResortQuest will not be entitled to any tax deduction in connection with such sale.

     If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of the ISO grant (a "disqualifying disposition"), the participant generally will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise of the options over the exercise price, or (ii) the excess of the amount realized on the sale of the shares over the exercise price. Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a capital gain (or loss). ResortQuest generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

     If a participant were to pay the exercise price of either an NQSO or an ISO by surrender of shares, such shares will generally not be considered a taxable disposition of the previously owned shares, and thus no gain or loss will be recognized with respect to such shares. If, in exercising an ISO, a participant were to surrender shares received upon exercise of an ISO before the applicable incentive stock option holding period for such shares has been satisfied, the surrender of such shares will be treated as a disqualifying disposition, and the rules governing such dispositions, as described above, will apply to determine the amount of the participant's income and ResortQuest's deduction.

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer and any of the four most highly compensated executive officers who are employed by such corporation on the last day of the taxable year, but does allow a deduction for "performance-based compensation," the material terms of which are disclosed to and approved by the stockholders. ResortQuest has structured and intends to implement the Plan so that compensation resulting therefrom would be qualified "performance-based compensation." In addition to other requirements under law, in order to allow ResortQuest to qualify such compensation as "performance-based," ResortQuest is seeking stockholder approval of the Plan. The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to approve the Plan.

--------------------------------------------------------------------------------
                             ITEM 4 - OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any other matter to be presented for action at the meeting. If any other matter requiring a vote of the shareholders should arise, the Proxies (or their substitutes) will vote in accordance with their best judgment.

                                    EXHIBIT A

                         RESORTQUEST INTERNATIONAL, INC.
               AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN

     1. PURPOSE. The purpose of the 1998 Long-Term Incentive Plan (the "Plan") of ResortQuest International, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain and reward executive officers, employee directors, other key employees, non-employee and advisory directors and consultants of and service providers to the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2.  DEFINITIONS.  The  definitions  of awards  under  the  Plan,  including
Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Non-employee Directors' Deferred Shares, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Sections 6 and 8 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

          (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

          (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

          (e) "Committee" means a committee, as described in Section 3(a) hereof, designated by the Board to administer the Plan.

          (f) "Eligible Non-Employee Director" means any non-employee or advisory director of the Board who is not an employee of the Company on any date on which a nonqualified Option is to be granted under Section 8 or on which fees are to be paid under Section 8.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

          (h) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that: (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in the WALL STREET JOURNAL (or other reporting service approved by the Committee); or (ii) the "Fair Market Value" of Stock subject to Options granted effective upon commencement of the Initial Public Offering shall be the Initial Public Offering price of the shares so issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding); or (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering as determined by the Board of Directors.

          (i) "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

          (j) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (k) "Participant" means a person who has been granted an Award under the Plan.

          (l) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (m) "Stock" means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

     3.   ADMINISTRATION

          (a) Authority of the Committee. The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Prior to the date of an Initial Public Offering, the Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board. From and after the date of an Initial Public Offering, the Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have the power from time to time:

               (i) to select persons to whom Awards may be granted;

               (ii) to determine the type or types of Awards to be granted to each such person;

               (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

               (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

               (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

               (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

               (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

               (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

               (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 9(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

          (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4.   STOCK SUBJECT TO PLAN.

          (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed the greater of 1,800,000 shares of Stock or 15% of the total number of shares of Stock outstanding at the time of such grant. Notwithstanding the foregoing, the number of shares that may be delivered upon the exercise of ISOs shall not exceed 900,000, subject in each case to adjustment as provided in Section 4(c); and the number of shares that may be delivered as Restricted Stock and Deferred Stock (other than pursuant to an Award granted under Section 7(f)) shall not in the aggregate exceed 900,000, provided, however, that shares subject to ISOs, Restricted Stock, or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant; and further provided, that if an Option granted to an Eligible Non-Employee Director expires for any reason without having been exercised in full, the shares of Stock subject to the unexercised portion of such Option will again be available for issuance under the Plan. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's Account.

          (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 250,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

          (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for the ISOs and Restricted and Deferred Stock, (ii) the number and kind of shares of Stock specified in the Annual Per-Participant Limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to ISOs or SARs in tandem therewith to the extent that such authority would cause the Plan to fail to comply with Section 422(b)(1) of the Code, and no such adjustment shall be authorized with respect to Options, SARs or other Awards subject to Section 7(f) to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

     5. ELIGIBILITY FOR ALL AWARDS OTHER THAN THOSE GRANTED TO ELIGIBLE NON-EMPLOYEE DIRECTORS. Executive officers and other key employees of the Company and its subsidiaries, including any director or officer who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment. The foregoing notwithstanding, no member of the Committee shall be eligible to be granted Awards under the Plan except as provided in Section 8.

     6.  SPECIFIC   TERMS  OF  AWARDS  OTHER  THAN  THOSE  GRANTED  TO  ELIGIBLE
NON-EMPLOYEE DIRECTORS.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Sections 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

               (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a share on the date of grant of such Option.

               (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

               (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

               (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all Options held by the Participant shall terminate as of the termination of employment.

          (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

               (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

               (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company;
          provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

          (e) Deferred Stock. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

               (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

          (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

     7. CERTAIN PROVISIONS APPLICABLE TO AWARDS OTHER THAN THOSE GRANTED TO ELIGIBLE NON-EMPLOYEE DIRECTORS.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

          (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

          (d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

          (e) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(e). Performance objectives shall be objective and shall otherwise meet the requirements of
     Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following:

          (1) Annual return on capital;

          (2) Annual earnings per share;

          (3) Annual cash flow provided by operations;

          (4) Changes in annual revenues; and/or

          (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

          The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

          (f) Acceleration Upon a Change of Control. Pursuant to the terms of an individual Award Agreement, the Committee, may in its sole discretion, grant Awards which provide for adjustment (as determined by the Committee, in its sole discretion) in the event of a "change of control" (as such term may be defined by the Committee, in its sole discretion).

     8.   NON-EMPLOYEE DIRECTORS OPTIONS AND DEFERRED SHARES.

          (a) Eligibility. Each director who is an Eligible Non-Employee Director on any date on which an Option is to be granted under Section 8(b) or on which fees are to be paid which could be received in the form of Stock or deferred in the form of Deferred Shares under Section 8(c), will be granted a nonqualified Option under Section 8(b) or may elect to receive fees in the form of shares of Stock or defer fees in the form of Deferred Shares under Section 8(c).

          (b) Options. An Option to purchase 10,000 shares of Stock will be automatically granted, (i) at the commencement of the Initial Public
     Offering, to each person who is serving as an Eligible Non-Employee Director at that time or who becomes an Eligible Non-Employee Director of the Company at that time, and thereafter (ii) at the effective date of initial election to the Board, to each person so elected or appointed who is eligible under Section 8(a) at that date. In addition, an Option to purchase 5,000 shares of Stock will be automatically granted, at the close of business of each annual meeting of stockholders of the Company, to each director who is an Eligible Non-Employer Director at the close of business of such annual meeting. Notwithstanding the foregoing, any person who was automatically granted an Option to purchase 10,000 shares of Stock at the effective date of initial election or appointment to the Board shall not be automatically granted an Option to purchase 5,000 shares of Stock at the first annual meeting of stockholders following such initial election if such annual meeting takes place within three months of the effective date of such person's initial election to the Board.

               (i) Exercise Price. The exercise price per share of Stock purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Option.

               (ii) Option Expiration. Options granted under this Section 8(b) will expire at the earlier of (i) 10 years after the date of grant or
          (ii) one year after the date the Participant ceases to serve as an Eligible Non-Employee Director of the Company for any reason.

               (iii) Exercisability. Each Option granted under this Section 8(b) may be exercised commencing immediately upon its grant.

               (iv) Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares of Stock to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Stock already owned by the Participant (except for shares of Stock acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares of Stock.

          (c) Receipt of Stock or Deferred Shares in Lieu of Fees. Each Eligible Non-Employee Director of the Company may elect to be paid fees, in his or her capacity as an Eligible Non-Employee Director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in the form of shares of Stock or Deferred Shares in lieu of cash payment of such fees at the date any such fee is otherwise payable. If so elected, payment of fees in the form of shares of Stock or Deferred Shares shall be made in accordance with this Section 8(c).

               (i) Elections. Each Eligible Non-Employee Director who elects to be paid fees for a given calendar year in the form of shares of Stock or to defer such payment of fees in the form of Deferred Shares for such year must file an irrevocable written election with the Secretary of the Company no later than December 31 of the year preceding such calendar year; PROVIDED, that any newly elected or appointed Eligible Non-Employee Director may file an election for any year not later than 30 days after the date such person first became an Eligible Non-Employee Director, and an Eligible Non-Employee Director may file an election for the year in which the Plan becomes effective not later than 30 days after the date of effectiveness. An election by an Eligible Non-Employee Director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the Eligible Non-Employee Director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 8(c)(i). The election must specify the following: (a) a percentage of fees to be received in the form of shares of Stock or deferred in the form of Deferred Shares under the Plan; and (b) in the case of a deferral, the period or periods during which settlement of Deferred Shares will be deferred (subject to such limitations as may be specified by counsel to the Company).

               (ii) Payment of Fees in the Form of Shares of Stock. At any date on which fees are payable to an Eligible Non-Employee Director who has elected to receive such fees in the form of shares of Stock, the Company will issue to such Eligible Non-Employee Director, or to a designated third party for the account of such Eligible Non-Employee Director, a number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Eligible Non-Employee Director's election to receive shares of Stock in lieu thereof. If the shares of Stock are to be credited to an account maintained by the Eligible Non-Employee Director and to the extent reasonably practicable without requiring the actual issuance of fractional shares of Stock, the Company shall cause fractional shares of Stock to be credited to the Eligible Non-Employee Director's account. If fractional shares of Stock are not so credited, any part of the Eligible Non-Employee Director's fees not paid in the form of whole shares of Stock will be payable in cash to the Eligible Non-Employee Director (either paid separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 8(c)).

               (iii) Deferral of Fees in the Form of Deferred Shares. The Company will establish a deferral account for each Eligible Non-Employee Director who elects to defer fees in the form of Deferred Shares under this Section 8(c). At any date on which fees are payable to an Eligible Non-Employee Director who has elected to defer fees in the form of Deferred Shares, the Company will credit such Eligible Non-Employee Director's deferral account with a number of Deferred Shares equal to the number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Eligible Non-Employee Director's election to defer receipt of such fees in the form of Deferred Shares. The amount of Deferred Shares so credited shall include fractional shares of Stock calculated to at least three decimal places.

               (iv) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to shares of Stock, an Eligible Non-Employee Director to whom Deferred Shares are then credited in a deferral account shall be entitled to receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single share of Stock multiplied by the number of Deferred Shares (including any fractional Deferred Share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Eligible Non-Employee Director's deferral account as a number of Deferred Shares determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a share of Stock at the payment date of the dividend or distribution.

               (v) Settlement of Deferred Shares. The Company will settle the Eligible Non-Employee Director's deferral account by delivering to the Eligible Non-Employee Director (or his or her beneficiary) a number of shares of Stock equal to the number of whole Deferred Shares then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share of Stock remaining at a time that less than one whole Deferred Share is credited to such deferral account. Such settlement shall be made at the time or times specified in the Eligible Non-Employee Director's election filed in accordance with Section 8(c)(i); provided, however, that an Eligible Non-Employee Director may further defer settlement of Deferred Shares if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

               (vi) Nonforfeitability. The interest of each Eligible Non-Employee Director in any fees paid in the form of shares of Stock or Deferred Shares (and any deferral account relating thereto) at all times will be nonforfeitable.

     9.   GENERAL PROVISIONS.

          (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Award (other than an ISO) to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of such Participant ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that
     (x) there may be no consideration for any such transfer, (y) the Award agreement pursuant to which such Awards are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Awards shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, the term Participant shall be deemed to refer to the transferee. The events of termination of employment set forth in Section 6 hereof shall continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent and for the periods specified in Section 6. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

          (c) No Right to Continued Employment or Service or to Continue as an Eligible Non-Employee Director. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person or any Eligible Non-Employee Director the right to be retained in the employ or service of the Company or any of its subsidiaries or as an Eligible Non-Employee Director, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time.

          (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

          (f) No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees (other than as set forth herein with respect to Eligible Non-Employee Directors). No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

          (g)  Unfunded  Status  of  Awards;  Creation  of  Trusts.  The Plan is
     intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (i) No fractional shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Compliance with Code Section 162(m). It is the intent of the Company that employee Options, SARs and other Awards designated as Awards subject to Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

          (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

          (l) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board, subject to stockholder approval prior to the commencement of the Initial Public Offering, and shall continue in effect until terminated by the Board.

--------------------------------------------------------------------------------
                        RESORTQUEST INTERNATIONAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints David C. Sullivan, David L. Levine and John K. Lines, or any of them individually and each of them with full power of substitution to represent them and to vote as designated on the reverse side all of the shares of Common Stock of the ResortQuest International, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Thursday, May 13, 1999 at the Embassy Suites, 1022 South Shady Grove Road, Memphis, TN 38120, and at any postponements or adjournments thereof.


                         (To Be Signed on Reverse Side)
--------------------------------------------------------------------------------

                                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------------------------------------------
A [X]  Please mark your
       votes as in this
       example.

           FOR ALL NOMINEES;  WITHHOLD AUTHORITY       NOMINEES:
            LISTED AT RIGHT     TO VOTE FOR ALL        William W. Abbott, Jr.  Micheal D. Rose
         (EXCEPT AS MARKED TO   NOMINEES LISTED        Elan J. Blutinger       David C. Sullivan
          THE CONTRARY BELOW)      AT RIGHT            D. Fraser Bullock       Andre S. Tatibouet
                                                       Joshua M. Freeman       Joseph V. Vittoria
1. ELECTION OF   [  ]                [  ]              Heidi O'Leary Houston   Theodore L. Weise
   DIRECTORS                                           David L. Levine

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE
FOR ANY  INDIVIDUAL  NOMINEE,  STRIKE A LINE
THROUGH THE NOMINEE'S NAME LISTED AT RIGHT.


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF EACH OF ITEMS 1 THROUGH 3

                                                                                      FOR       AGAINST      ABSTAIN
                                                                                      [ ]         [ ]          [ ]
                                           2. APPOINTMENT OF ACCOUNTANTS
                                              Approval  of  the   appointment  of
                                              Arthur    Andersen   LLP   as   the
                                              Company's     independent    public
                                              accountants  for  the  1999  fiscal
                                              year.


                                           3. AMENDMENT OF LONG-TERM INCENTIVE
                                              PLAN  Approval  of the  adoption of     [ ]         [ ]          [ ]
                                              the Company's  Amended and Restated
                                              1998 Long-Term Incentive Plan.

                                           4. VOTE ON OTHER MATTERS  In their discretion, the Proxies are authorized to vote upon  matters  not known to the Board of  Directors  as of the date of the accompanying proxy statement.

                                           UNLESS  OTHERWISE  SPECIFIED IN THE SQUARES  PROVIDED,  THE PROXIES SHALL
                                           VOTE FOR THE ELECTION OF THE NOMINEES  LISTED ABOVE,  FOR THE APPROVAL OF
                                           THE  APPOINTMENT  OF AUDITORS AND FOR THE APPROVAL OF THE ADOPTION OF THE
                                           AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN.

                                           PLEASE MARK,  SIGN,  DATE AND RETURN THIS PROXY CARD  PROMPTLY  USING THE
                                           ENCLOSED ENVELOPE.


                                                                                                 DATED:       , 1999
------------------------------------------  ---------------------------------------------------        -------
SIGNATURE                                   SIGNATURE, IF HELD JOINTLY

NOTE:  Signatures should be identical  with the name typed on the Proxy.  Joint owners should each sign  personally.
Persons  signing as attorney,  executor,  administrator,  trustee or guardian  should give full title as such.  If a corporation,  please sign in full corporate name by President or other authorized  officer.  If partnership,  please sign in partnership name by authorized person.
--------------------------------------------------------------------------------------------------------------------